FIRST AMENDED
                            SCHEDULE 14C INFORMATION

                  Information Statement Pursuant to Section 14(c)
              of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

|X|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|   Definitive Information Statement

                               Anza Capital, Inc.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                        WE ARE NOT ASKING YOU FOR A PROXY
                    AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION


      This information statement is being mailed or otherwise furnished to stockholders of Anza Capital, Inc., a Nevada corporation (the "Company") in connection with the prior receipt by the Board of Directors of the Company and approval by written consent of the holders of a majority of the Company's voting stock (the "Voting Capital Stock") of proposals (the "Proposals") to approve (i) the sale of substantially all of the Company's assets to AMRES Holding, LLC, a Nevada limited liability company ("AMRES Holding"), including but not limited to all of the Company's ownership interest in American Residential Funding, Inc., a Nevada corporation ("AMRES") (the "Asset Sale"); (ii) the sale by AMRES Holding and Vince Rinehart ("Rinehart"), a shareholder and the sole officer and director of the Company, of their entire ownership interests in the Company to Viking Investments USA, Inc., a Delaware corporation ("Viking") (the "Securities Sale"); and (iii) the election of a new director to the Company's Board of Directors (the "Director Elections"). This information statement is being first sent to stockholders on or about October [__], 2005. The Company anticipates that the Asset Sale, Securities Sale and Director Elections will become effective on November[__], 2005.


Vote Required

    The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of common stock is entitled to One (1) vote for each share held. Each holder of Series D Convertible Preferred Stock is entitled to One Hundred Twenty Six and Eighty One Hundredths (126.81) votes for each share held. Each holder of Series F Convertible Preferred Stock is entitled to One Hundred (100) votes for each share held.

      The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on October 7, 2005 (the "Record Date"). As of the Record Date, the Company had outstanding 6,348,898 shares of common stock, 8,201.5 shares of Series D Convertible Preferred Stock and 18,800 shares of Series F Convertible Preferred Stock. Holders of the Voting Capital Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 95034, telephone (469) 633-0101.

Vote Obtained - Section 78.320 Nevada Revised Statutes


      Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate ownership percentage of the Voting Capital Stock of the Company, which total in the aggregate 79.68% of the outstanding Voting Capital Stock, are as follows: (i) Rinehart (34.86%), Keyway Investments, Ltd. (28.05%), Cranshire Capital, L.P. (12.92%) and The dotCom Fund, LLC (3.85%).

      Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                  PROPOSAL ONE
                                   ASSET SALE

General

      On September 30, 2005, the Board of Directors approved, subject to stockholder approval, the sale of substantially all of the Company's assets to AMRES Holding, including but not limited to all of the Corporation's ownership interest in AMRES. Effective on September 30, 2005, the Asset Sale was approved by written consent of a majority of the Company's stockholders.

Asset Sale


      On September 30, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent the proposed sale of substantially all of the Company's assets to AMRES Holding, including but not limited to all of the Company's ownership interest in AMRES in exchange for (i) the termination by Rinehart, the managing member of AMRES Holding, of that certain Employment Agreement dated June 1, 2001, by and between Rinehart and the Company, including the waiver of $500,000 in severance thereunder and (ii) the assumption by AMRES of all obligations under that certain real property lease by and between the Company and Fifth Street Properties-DS, LLC. In conjunction with the abovementioned exchange, the following transactions will occur: (i) the delivery by Rinehart, a shareholder and the sole officer and director of the Company, of his entire ownership interest in the Company, consisting of 988,275 shares of common stock, and 18,800 shares of Series F Convertible Preferred Stock, to Viking; (ii) the delivery by AMRES to Viking of its ownership interest in the Company, consisting of 4,137,500 shares of Company common stock; and (iii) delivery by AMRES Holding of warrants to acquire 250,000 shares of the Company's common stock to Viking.


      Rinehart, a shareholder and the sole officer and director of the Company, is the managing member of AMRES Holding and an officer and director of AMRES, and as such there may have existed a conflict of interest in the related-party transaction, which conflict of interest was waived by the Board of Directors and the majority of the voting stockholders of the Company. Viking does not bear a related-party relationship to the Company or its management.

Purpose

      The purpose of the Asset Sale, in conjunction with the Securities Sale described below, is to promote the interests of the Company's stockholders by selling unprofitable assets to prevent further losses and provide them with a reasonable exit from their equity holdings in the Company.

Transaction Information

Summary Term Sheet

      The material terms of the Asset Sale are as follows:

      o The Company will sell substantially all of its assets to AMRES Holding, including but not limited to all of the Company's ownership interest in AMRES
      o Rinehart will deliver his entire ownership interest in the Company, consisting of 988,275 shares of common stock, and 18,800 shares of Series F Convertible Preferred Stock, to Viking
      o Rinehart will terminate that certain Employment Agreement dated June 1, 2001, by and between Rinehart and the Company
      o AMRES will assume all obligations under that certain real property lease by and between the Company and Fifth Street Properties-DS, LLC
      o AMRES will deliver to Viking its ownership interest in the Company, consisting of 4,137,500 shares of Company common stock
      o AMRES Holding will deliver warrants to acquire 250,000 shares of the Company's common stock to Viking

Contact Information

      AMRES Holding, LLC is located at 3200 Bristol Street, Suite 700 Costa Mesa, CA 92626, telephone number: (714) 866-2103.

      American Residential Funding, Inc. is located at 3200 Bristol Street, Suite 700 Costa Mesa, CA 92626, telephone number: (714) 866-2103.

      Anza Capital, Inc. is located at 3200 Bristol Street, Suite 700 Costa Mesa, CA 92626, telephone number: (714) 866-2103.

      Viking Investments USA, Inc. is located at 1562 First Avenue, New York, NY 10028, telephone number (212) 222-4253.

      Business Conducted

      AMRES Holding, LLC is a holding company under control of Vince Rinehart.

      American Residential Funding, Inc. provides home financing through the brokerage of residential home loans.

      Anza Capital, Inc. is a holding company that currently operates primarily through one active subsidiary, American Residential Funding, Inc.

      Viking Investments USA, Inc. is an investment banking firm that facilitates capital raises and liquidity strategies for its clients.


Terms of the Transaction

      (i)   A brief description of the transaction.

      The Company will sell substantially all of the Company's assets to AMRES Holding, including but not limited to all of the Company's ownership interest in AMRES in exchange for (i) the termination by Rinehart, the managing member of AMRES Holding, of that certain Employment Agreement dated June 1, 2001, by and between Rinehart and the Company, including the waiver of $500,000 in severance thereunder and (ii) the assumption by AMRES of all obligations under that certain real property lease by and between the Company and Fifth Street Properties-DS, LLC. In conjunction with the abovementioned exchange, the following transactions will occur: (i) the delivery by Rinehart, a shareholder and the sole officer and director of the Company, of his entire ownership interest in the Company, consisting of 988,275 shares of common stock, and 18,800 shares of Series F Convertible Preferred Stock, to Viking; (ii) the delivery by AMRES to Viking of its ownership interest in the Company, consisting of 4,137,500 shares of Company common stock; and (iii) delivery by AMRES Holding of warrants to acquire 250,000 shares of the Company's common stock to Viking.

      (ii) The consideration offered to security holders.

      Not Applicable

      (iii) The reasons for engaging in the transaction.

      The reason for engaging in the Asset Sale, in conjunction with the Securities Sale described below, is to promote the interests of the Company's stockholders by selling unprofitable assets to prevent further losses and provide them with a reasonable exit from their equity holdings in the Company.

      (iv) The vote required for approval of the transaction.

      The vote which is required to approve the Asset Sale is the affirmative vote of the holders of a majority of the Company's voting stock.

      (v) An explanation of any material differences in the rights of security holders as a result of the transaction, if material.

      The differences in the rights of security holders as a result of the transaction are not material.

      (vi) A brief statement as to the accounting treatment of the transaction, if material.

      The accounting treatment of the transaction is not material.

      (vii) The federal income tax consequences of the transaction, if material.

      The federal income tax consequences of the transaction are not material.

Regulatory approvals

      No federal or state regulatory requirements must be complied with or approval obtained in connection with the Asset Sale.

Reports, opinions. appraisals

      No reports, opinions or appraisals materially relating to the Asset Sale have been received from an outside party or are referred to in the proxy statement.

Past contacts, transactions or negotiations

Not Applicable

Selected financial data

Not Applicable

Pro forma selected financial data

Not Applicable

Pro forma information

Not Applicable

Financial information

      The information required by Article 11 of Regulation S-X with respect to the Asset Sale is not material.


                                  PROPOSAL TWO
                                 SECURITIES SALE

General

      On September 19, 2005, the Board of Directors approved, subject to stockholder approval, the sale by AMRES Holding and Rinehart, a shareholder and the sole officer and director of the Company, of their entire ownership interests in the Company to Viking. Approval of the Securities Sale by a majority of the Company's stockholders was not required, nonetheless, effective on September 30, 2005, the Securities Sale was approved by written consent of a majority of the Company's stockholders.

Securities Sale

      On September 19, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent the proposed sale by AMRES Holding and Rinehart to Viking of their entire ownership interests in the Company consisting of an aggregate of approximately 10,379,731 shares of common stock, par value $0.001 and warrants to purchase a total of 3,450,000 shares of the Company's common stock (collectively, the "Securities") in exchange for an aggregate purchase price of $375,000 (the "Purchase Price").

      The Company will distribute $150,000 of the Purchase Price as a cash dividend to the Company shareholders as of the Closing Date. The dividend will be paid on approximately 3,026,688 shares and be equal to approximately $0.0495 per share. The balance of the funds will be used to resolve all outstanding obligations of the Company and AMRES prior to the consummation of the Securities Sale (the "Closing").


      Rinehart, a shareholder and the sole officer and director of the Company, is the managing member of AMRES Holding and an officer and director of AMRES, and as such there may have existed a conflict of interest in the related-party transaction, which conflict of interest was waived by the Board of Directors of the Company. Viking does not bear a related-party relationship to the Company or its management.

Purpose

      The purpose of the Securities Sale, in conjunction with the Asset Sale described above, was to promote the interests of the Company's stockholders by providing them with a reasonable exit from their equity holdings in the Company.

                                 PROPOSAL THREE
                               DIRECTOR ELECTIONS

      Pursuant to Section 78.330 of the Nevada Revised Statutes, Directors may be elected by written consent signed by stockholders holding at least a majority of the voting power to hold office until their respective successors are elected and qualified, or until they resign or are removed and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." The number of Directors shall be set by the Board of Directors. Presently, the Board consists of one (1) member, namely Mr. Vincent Rinehart. In connection with the Asset Sale and the Securities Sale, the Board has nominated one additional individual, Tom Simeo, for election to the Board subject to the closing of the Asset Sale and the Securities Sale.

    Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to One (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Each holder of Series D Convertible Preferred Stock is entitled to One Hundred Twenty Six and Eighty One Hundredths (126.81) votes for each share held. Each holder of Series F Convertible Preferred Stock is entitled to One Hundred (100) votes for each share held.

      Although management of the Company expects that the following nominee will be available to serve as a director, in the event that he should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that its nominee, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

      The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected subject to the closing of the Asset Sale and the Securities Sale:

Name                      Age       Position(s)
-----------------------   -------   --------------------------------------

Tom Simeo                 54        Director Nominee

      Tom Simeo is the President of Viking Investments USA, Inc., a boutique Investment Banking firm focused on reverse mergers, international corporate finance and investor relations for publicly listed companies. During the past 12 years, Mr. Simeo has initiated and/or participated as a principal in numerous investment banking transactions. Viking Investments is not a parent, subsidiary or other affiliate of the Company.

      To the Company's knowledge, Mr. Simeo is currently not a director, nominated or chosen to become a director, in any public corporation other than Anza Capital, Inc.

Compensation of Directors

      There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

Board Meetings and Committees

      During the fiscal year ended April 30, 2005, the Board of Directors met on numerous occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

      On April 11, 2003, an Audit Committee of the Board of Directors was formed. During the fiscal year ended April 30, 2004, the Audit Committee met on one occasion. In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting process, including the system of internal controls. In connection with the audit of our financial statements for the fiscal year ended April 30, 2004, the Audit Committee (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) discussed with the independent accountant the independent accountant's independence, and (v) made appropriate recommendations to the Company's Board of Directors concerning inclusion of the audited financial statements in the Company's annual report on Form 10-K. Mr. Arevalo and Mr. Svicarovich were members of the Audit Committee, and as a result of the resignation of all of our directors except for Mr. Rinehart, the Audit Committee has disbanded in July 2004.

      On April 11, 2003, a Compensation Committee of the Board of Directors was formed, consisting of Vincent Rinehart and Scott A. Presta. During the fiscal year ended April 30, 2004, the Compensation Committee took action by unanimous written consent on one occasion. Following Mr. Presta's resignation from the Board of Directors effective April 1, 2004, the Compensation Committee was disbanded.

                                OTHER INFORMATION

Directors and Executive Officers

      The following table sets forth the names and ages of our current directors and executive officers, the principal offices and positions held by each person, and the date such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name                      Age       Position(s)
-----------------------   -------   --------------------------------------

Vincent Rinehart (1)      55        Director,  President, Chief Executive
                                    Officer,   Secretary,  and  Principal
                                    Accounting Officer

(1) Upon closing of the Asset Sale and the Securities Sale, Vincent Rinehart will resign as a member of the Company's Board of Directors.

      Vincent Rinehart has been a director and the President and Chief Executive Officer of the Company since April 12, 2000, and its Chairman since January 1, 2001. He also serves in the following capacities: Chairman of the Board, President, and CEO of AMRES (commencing in 1997); California Department of Real Estate Broker for Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and a director of Firstline Relocation Services, Inc., a three-office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

      To the Company's knowledge, none of the directors presently serve as directors of public corporations other than Anza Capital, Inc.

Board Meetings and Committees

      During the fiscal year ended April 30, 2005, the Board of Directors met on numerous occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

      On April 11, 2003, an Audit Committee of the Board of Directors was formed. During the fiscal year ended April 30, 2004, the Audit Committee met on one occasion. In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting process, including the system of internal controls. In connection with the audit of our financial statements for the fiscal year ended April 30, 2004, the Audit Committee (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) discussed with the independent accountant the independent accountant's independence, and (v) made appropriate recommendations to the Company's Board of Directors concerning inclusion of the audited financial statements in the Company's annual report on Form 10-K. Mr. Arevalo and Mr. Svicarovich were members of the Audit Committee, and as a result of the resignation of all of our directors except for Mr. Rinehart, the Audit Committee has disbanded in July 2004.

      On April 11, 2003, a Compensation Committee of the Board of Directors was formed, consisting of Vincent Rinehart and Scott A. Presta. During the fiscal year ended April 30, 2004, the Compensation Committee took action by unanimous written consent on one occasion. Following Mr. Presta's resignation from the Board of Directors effective April 1, 2004, the Compensation Committee was disbanded.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      During the two most recent fiscal years, to the Company's knowledge, the following delinquencies occurred:

-------------------------------------------------------------------
                                          No. of         No. of
Name                    No. of Late       Transactions   Failures to
                         Reports          Reported Late  File
-------------------------------------------------------------------
Vincent Rinehart            5               5             -0-
-------------------------------------------------------------------
Mitchell P. Kopin           3               3             -0-
(Cranshire Capital,
L.P.)
-------------------------------------------------------------------
Kenneth Arevalo             1               1             -0-
-------------------------------------------------------------------

Executive Officer and Director Compensation

      On June 1, 2001, we entered into an Employment Agreement with Vincent Rinehart. Under the terms of the agreement, we are to pay to Mr. Rinehart a salary equal to $275,000 per year, subject to an annual increase of 10% commencing January 1, 2002, plus an automobile allowance of $1,200 per month and other benefits, including life insurance. The agreement is for a term of 5 years and provides for a severance payment in the amount of $500,000 and immediate vesting of all stock options in the event his employment is terminated for any reason, including cause. Mr. Rinehart's Employment Agreement was ratified by the shareholders of the Company at our 2001 Annual Shareholders Meeting.

2000 Stock Compensation Program

      In December 1999, our Board of Directors approved the 2000 Stock Compensation Program (the "2000 Plan"), as amended. A total of 440,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock are reserved for issuance under the 2000 Plan, all of which have been issued. The 2000 Plan terminated automatically in December of 2004.

2003 Omnibus Securities Plan

      On February 28, 2003, our Board of Directors approved the Anza Capital, Inc. 2003 Omnibus Securities Plan, which was approved by our shareholders on April 11, 2003. The Plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 750,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock. On May 1 of each year, the number of shares in the 2003 Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year. On May 4, 2004, pursuant to this provision, our Board of Directors increased the number of shares available under the plan by 936,746 shares. During the fiscal year ended April 30, 2004, we issued 400,000 shares under the plan, and subsequent to the year-end 260,000 of the shares were returned. As of the date of this Annual Report, there are 796,746 shares available for issuance under the plan.

Board Compensation

      In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares. There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

Summary Compensation Table

      The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended April 30, 2005, 2004, and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation (adjusted to reflect the 1-for-20 reverse stock split effective April 21, 2003), if any, whether paid or deferred.

                                       Annual Compensation                                Long Term Compensation
                               ------------------------------------    -------------------------------------------------------------
                                                                                  Awards                 Payouts
                                                                       ----------------------------- -- -----------
                                                                       Restricted     Securities
                                                    Other Annual          Stock       Underlying        LTIP           All Other
Name and                        Salary    Bonus     Compensation         Awards      Options SARs        Payouts     Compensation
Principal Position      Year     ($)       ($)          ($)                ($)            (#)              ($)            ($)
Vincent Rinehart        2005   362,397     -0-         14,400              -0-            -0-              -0-            -0-
Pres., CEO, Chairman    2004   329,452     -0-         14,400              -0-            -0-              -0-            -0-
                        2003   312,583    5,000        14,400              -0-            -0-              -0-            -0-

Scott A. Presta (1)     2005     -0-       -0-          -0-                -0-            -0-              -0-            -0-
Director                2004     -0-       -0-          -0-                -0-            -0-              -0-            -0-
                        2003     -0-       -0-          -0-              22,950           -0-              -0-            -0-

Kenneth Arevalo (2)     2005     -0-       -0-          -0-                -0-            -0-              -0-            -0-
Director                2004     -0-       -0-          -0-                -0-            -0-              -0-            -0-
                        2003     -0-       -0-          -0-              13,500           -0-              -0-            -0-

L.  Wade   Svicarovich  2005     -0-       -0-          -0-                -0-            -0-              -0-            -0-
(3)
Director                2004     -0-       -0-          -0-                -0-            -0-              -0-            -0-
                        2003     -0-       -0-          -0-              13,500           -0-              -0-            -0-
                        2002     -0-       -0-          -0-                -0-            -0-              -0-            -0-

      (1) Mr. Scott Presta resigned as an officer and director of the company effective April 1, 2004.
      (2) Mr. Ken Arevalo resigned as a director of the company effective July 23, 2004.
      (3) Mr. L. Wade Svicarovich resigned as a director of the company effective September 17, 2004.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                          Number of Securities       Percent of Total
                               Underlying          Options/SARs Granted     Exercise or
                          Options/SARs Granted    to Employees In Fiscal    Base Price
Name                               (#)                     Year               ($/Sh)        Expiration Date
Vincent Rinehart                   -0-                     N/A                  N/A               N/A
Scott A. Presta                    -0-                     N/A                  N/A               N/A
Kenneth Arevalo                    -0-                     N/A                  N/A               N/A
L. Wade Svicarovich                -0-                     N/A                  N/A               N/A

           AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FY-END OPTION/SAR VALUES

                                                                                     Value of Unexercised
                                                         Number of Unexercised           In-The-Money
                         Shares Acquired                 Securities Underlying            Option/SARs
                                On         Value        Options/SARs at FY-End             at FY-End
                             Exercise      Realized               (#)                         ($)
Name                           (#)            ($)      Exercisable/Unexercisable   Exercisable/Unexercisable
Vincent Rinehart               N/A            N/A                 N/A                         N/A
Scott A. Presta                N/A            N/A                 N/A                         N/A
Kenneth Arevalo                N/A            N/A                 N/A                         N/A
L. Wade Svicarovich            N/A            N/A                 N/A                         N/A


Certain Relationships and Related Transactions

      On July 1, 2001, the Company entered into an Employment Agreement with Vincent Rinehart. Under the terms of the agreement, the Company is to pay to Mr. Rinehart a salary equal to $275,000 per year, subject to an annual increase of 10% commencing January 1, 2002, plus an automobile allowance of $1,200 per month and other benefits, including life insurance. The agreement is for a term of 5 years and provides for a severance payment in the amount of $500,000 and immediate vesting of all stock options in the event his employment is terminated for any reason, including cause. Mr. Rinehart's Employment Agreement was ratified by the shareholders of the Company at the 2001 Annual Shareholders Meeting.

      In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares.

      On February 28, 2003, the Company entered into a Debt Exchange Agreement with Vincent Rinehart, Chairman, CEO, Secretary, and Chief Financial Officer. Under the terms of the agreement, Rinehart (i) cancelled options to acquire 2,500,000 shares of common stock previously acquired as part of his Employment Agreement, and (ii) converted an aggregate of $433,489.06 in principal and interest under a promissory into (y) 6,000,000 shares of common stock and (z) 18,800 shares of newly created Series F Convertible Preferred Stock.

      On April 30, 2004, and again on June 20, 2005, we issued to Vincent Rinehart a total of 164,500 shares of our common stock as payment of dividends accrued through that date on the Series F Convertible Preferred Stock.

      On October 11, 2004, we entered into a Note and Warrant Purchase Agreement whereby our subsidiary, American Residential Funding, Inc., borrowed $125,000 from Amres Holding, LLC, a related party partially owned and controlled by our sole officer and director, Vincent Rinehart. American Residential Funding, Inc. issued a secured convertible note to the borrower, convertible into our common stock at 75% of the average closing bid price for the five trading days before conversion. As additional consideration, we issued a warrant to the borrower to purchaser 250,000 shares of our common stock at $0.10 per share.

      In April, 2005, Bravorealty.com and Bravo Real Estate, Inc. were sold to an entity controlled by David Villareal, an officer and director of our subsidiary, AMRES, in exchange for the assets and interests in American Union Escrow.

Security Ownership of Certain Beneficial Owners and Management (Before Effectiveness of Proposals)

      The following table sets forth, as of September 22, 2005, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                              COMMON STOCK

                    Name and Address of                   Amount and Nature of        Percent
Title of Class      Beneficial Owner (1)                  Beneficial Ownership      of Class (2)
--------------      --------------------                  --------------------      ------------

Common              Vincent Rinehart                        3,118,275 (3)(9)           36.8%
Stock

Common              Keyway Investments, Ltd.              2,292,363 (4)(7)(8)          31.7%
Stock               19 Mount Havlock
                    Douglas, Isle of Man
                    United Kingdom 1M1 2QG

Common              Cranshire Capital, L.P.                 1,151,593 (5)(8)           16.4%
Stock               c/o Downsview Capital, Inc.
                    666 Dundee Road, Suite 1901
                    Northbrook, Illinois  60062

Common              The dotCom Fund, LLC                     349,989 (6)(8)             5.3%
Stock               666 Dundee Road, Suite 1901
                    Northbrook, Illinois 60062

Common              All officers and directors as a group    3,118,275 (3)             36.8%
Stock               (1 person)

(1) Unless otherwise noted, the address of each beneficial owner is c/o Anza Capital, Inc., 3200 Bristol Street, Suite 700, Costa Mesa, California 92626.

(2) Unless otherwise indicated, based on 6,348,898 shares of common stock outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3) Includes 1,880,000 shares of common stock which may be acquired by Rinehart upon the conversion of 18,800 shares of Series F Convertible Preferred Stock. The shares of Series F Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having 100 votes per share of Series F. Also includes 250,000 shares which may be acquired upon the exercise of warrants issued to AMRES Holding, LLC.

(4) Includes 510,854 shares of common stock which may be acquired by Keyway upon the conversion of 4,028.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having 126.81 votes per share of Series D. Also includes 368,394 shares of common stock which may be acquired upon the exercise of warrants.

(5) Includes 390,004 shares of common stock which may be acquired by Cranshire upon the conversion of 3,075.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having 126.81 votes per share of Series D. Also includes 281,244 shares which may be acquired upon the exercise of warrants.

(6) Includes 139,174 shares of common stock which may be acquired by dotCom Fund upon the conversion of 1,097.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having 126.81 votes per share of Series D. Also includes 100,362 shares of common stock which may be acquired upon the exercise of warrants.

(7) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.

(8) Upon closing of the Asset Sale and the Securities Sale, Keyway Investments Ltd., Cranshire Capital, L.P. and The dotCom Fund, LLC will sell a total of 1,923,969; 870,349; and 249,627 shares of common stock, respectively, (the "Lakeshore Shares"), to AMRES Holding who will then sell the Lakeshore Shares to Viking.

(9) Upon closing of the Asset Sale and the Securities Sale, Vincent Rinehart will sell a total of 2,868,275 shares of common stock to Viking pursuant to the terms of the Asset Sale.

                                            PREFERRED STOCK

                    Name and Address of                    Amount and Nature of        Percent
Title of Class      Beneficial Owner                       Beneficial Ownership        of Class
--------------      ----------------                       --------------------        --------
Series D            Keyway Investments, Ltd.                   4,028.5 (7)            49.1% (2)
Preferred (1)       19 Mount Havlock
                    Douglas, Isle of Man
                    United Kingdom 1M1 2QG

Series D            Cranshire Capital, L.P.                    3,075.5 (7)            37.5% (2)
Preferred (1)       c/o Downsview Capital, Inc.
                    666 Dundee Road, Suite 1901
                    Northbrook, Illinois 60062

Series D            The dotCom Fund, LLC                       1,097.5 (7)            13.4% (2)
Preferred (1)       666 Dundee Road, Suite 1901
                    Northbrook, Illinois 60062

Series F            Vincent Rinehart                            18,800 (8)             100% (4)
Preferred (3)       c/o Anza Capital, Inc.
                    3200 Bristol Street, Suite 700
                    Costa Mesa, California  92626

                    All officers and directors as a group       18,800 (5)             100% (5)
                    (1 person)

(1) Each share of Series D Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference equal to $126.81 per share, (ii) is entitled to receive a quarterly non-cumulative dividend equal to 7% per annum, which may be paid in cash or in common stock at the discretion of the Company based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 126.81 shares of Company common stock at the option of the holder, and (iv) is entitled to 126.81 votes on all matters submitted to the shareholders for approval.

(2) Based on 8,201.5 shares of Series D Convertible Preferred Stock outstanding.

(3) Each share of Series F Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference (after the Series D and Series E Convertible Preferred Stock) equal to $16.675 per share,
(ii) is entitled to a quarterly, non-cumulative dividend of 1.75 shares of Company common stock, which may be paid in cash at the Company's discretion based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 100 shares of Company common stock at the option of the holder, and (iv) is entitled to 100 votes on all matters submitted to the shareholders for approval.

(4) Based on 18,800 shares of Series F Convertible Preferred Stock outstanding.

(5) Represents Series F Convertible Preferred Stock only.

(6) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.

(7) Upon closing of the Asset Sale and the Securities Sale, Keyway Investments Ltd., Cranshire Capital, L.P. and The dotCom Fund, LLC will convert all of their shares of Series D Convertible Preferred Stock into 510,854, 390,004 and 139,174 shares of common stock, respectively (the "Lakeshore Converted Shares") and sell the Lakeshore Converted Shares to AMRES Holding who will then sell the Lakeshore Converted Shares to Viking.

(8) Upon closing of the Asset Sale and the Securities Sale, Vincent Rinehart will convert all of his shares of Series F Convertible Preferred Stock into 1,880,000 shares of common stock (the "Rinehart Converted Shares") and transfer the Rinehart Converted Shares to Viking pursuant to the terms of the Asset Sale.

Security Ownership of Certain Beneficial Owners and Management
(After Effectiveness of Proposals)

      The following table sets forth, as of a date after giving effect to each of the Proposals set forth herein, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                          COMMON STOCK

                    Name and Address of             Amount and Nature of        Percent
Title of Class      Beneficial Owner (1)            Beneficial Ownership      of Class (2)
--------------      --------------------            --------------------      ------------
Common              Viking Investments USA, Inc.       13,499,720 (1)          80.09% (2)
Stock


(1) Upon closing of the Asset Sale and the Securities Sale, Viking Investments USA, Inc. will purchase common stock from Vincent Rinehart and AMRES Holding, in the amounts of 2,868,275 shares and 3,043,945, respectively. The amount purchased from AMRES Holding comprises shares which will be purchased from Keyway Investments Ltd., Cranshire Capital, L.P. and The dotCom Fund, LLC in the amounts of 1,923,969 shares, 870,349 shares and 249,627 shares, respectively. Includes 4,137,500 shares which will be purchased from AMRES. Includes warrants to purchase 3,450,000 shares of common stock.

(2) Based on 13,406,419 shares of common stock outstanding.

                                    By order of the Board of Directors

                                    Vincent Rinehart, President


Costa Mesa, California
October[__], 2005